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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Amphenol Corporation on Form S-3 of our report dated January 18, 2000 (April 26, 2000 as to Note 13), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Hartford, Connecticut
April 28, 2000